EXHIBIT 32.1

Certification of Island Residences Club, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 regarding Quarterly Report on Form 10-QSB for the quarter  ended  February  28,  2006

Pursuant  to  Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Island Residences Club, Inc., a Delaware corporation (the "Company"), does hereby certify that:

1. The Company's Quarterly Report on Form 10-QSB for the quarter ended February 28, 2006 (the "Form 10-QSB") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:     May  16,     2006          /s/Graham  J.  Bristow
                                      ----------------------
                                 By:     Graham  J.  Bristow
                              Title:     Chief  Executive  Officer

                                     /s/Bob  Bratadjaya
                                     ------------------
                                By:     Bob  Bratadjaya
                             Title:     Chief  Financial  Officer